CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 19, 2013, relating to the financial statements and financial highlights, which appear in the December 31, 2012 Annual Report to Shareholders of Variable Portfolio—Aggressive Portfolio, Variable Portfolio—Moderately Aggressive Portfolio, Variable Portfolio—Moderate Portfolio, Variable Portfolio—Moderately Conservative Portfolio, Variable Portfolio—Conservative Portfolio, Columbia Variable Portfolio—Income Opportunities Fund, Columbia Variable Portfolio—International Opportunity Fund, Columbia Variable Portfolio—Large Cap Growth Fund, Columbia Variable Portfolio—Dividend Opportunity Fund (formerly Columbia Variable Portfolio—Diversified Equity Income Fund), Columbia Variable Portfolio – U.S. Government Mortgage Fund (formerly Columbia Variable Portfolio—Short Duration U.S. Government Fund), Columbia Variable Portfolio—S&P 500 Index Fund, Columbia Variable Portfolio—Select Large-Cap Value Fund, Columbia Variable Portfolio—Mid Cap Value Opportunity Fund, Columbia Variable Portfolio—Select Smaller-Cap Value Fund, Columbia Variable Portfolio—Seligman Global Technology Fund, and Columbia Variable Portfolio—Emerging Markets Bond Fund (sixteen of the funds constituting Columbia Funds Variable Series Trust II), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 26, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated February 21, 2013, relating to the financial statements and financial highlights, which appear in the December 31, 2012 Annual Report to Shareholders of Columbia Variable Portfolio—Core Equity Fund, Columbia Variable Portfolio—Diversified Bond Fund, Columbia Variable Portfolio—Cash Management Fund, Columbia Variable Portfolio—High Yield Bond Fund, Columbia Variable Portfolio—Emerging Markets Fund (formerly Columbia Variable Portfolio —Emerging Markets Opportunity Fund), Columbia Variable Portfolio—Mid Cap Growth Opportunity Fund, Variable Portfolio—BlackRock Global Inflation Protected Securities Fund (formerly Columbia Variable Portfolio—Global Inflation-Protected Securities Fund), Variable Portfolio – Sit Dividend Growth Fund (formerly Variable Portfolio—Davis New York Venture Fund), Columbia Variable Portfolio—Large Core Quantitative Fund (formerly Columbia Variable Portfolio—Dynamic Equity Fund), Columbia Variable Portfolio—Balanced Fund, Columbia Variable Portfolio—Global Bond Fund, Variable Portfolio—Partners Small Cap Value Fund, and Variable Portfolio—Victory Established Value Fund (formerly Variable Portfolio—Goldman Sachs Mid Cap Value Fund) (thirteen of the funds constituting Columbia Funds Variable Series Trust II), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 26, 2013

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